UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 30, 2005


CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust 2005-2 Home Equity Pass-Through Certificates, Series 2005-2)


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              ----------------------------------------------------
             (Exact Name of registrant as specified in its charter)


          DELAWARE                    333-120966              13-3320910
          --------                    ----------              ----------
(State or Other Jurisdication      (Commission File         (I.R.S. Employer
      of Incorporation)                Number)             Identification No.)


11 Madison Avenue, New York, New York                              10010
---------------------------------------                          ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code, is: (212) 538-3000
                                                        --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of March 1, 2005, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee, Wilshire Credit Corporation, as a servicer and IndyMac Bank, F.S.B., as a servicer.

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CREDIT SUISSE FIRST BOSTON
                                     MORTGAGE SECURITIES CORP.


                                     By:  /s/ Kevin Steele
                                        ----------------------------------------
                                     Name:    Kevin Steele
                                     Title:   Vice President



Dated: April 14, 2005

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                                     EXHIBIT